Statements of Net Assets Available for Benefits - EBP 100 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Total investments	$ 26,758,159,368	$ 23,472,930,960
Receivables
Employee contributions	0	51,400
Employer contributions	22,346,369	0
Notes receivable from participants	96,395,432	93,770,955
Total receivables	118,741,801	93,822,355
Other assets	16,998,655	18,799,879
Total assets	26,893,899,824	23,585,553,194
Net assets available for benefits	$ 26,893,899,824	$ 23,585,553,194